CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income (loss)	$ 41,377	$ 41,279	$ 1,314
Unrealized gains (losses) on cash flow hedge	1,883	1,329	(10,159)
Income tax benefit (expense)	(378)	(395)	1,984
Other comprehensive income (loss)	1,505	934	(8,175)
Comprehensive income (loss)	$ 42,882	$ 42,213	$ (6,861)